UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        July 29, 2002

LANCER CORPORATION
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	0-13875 (Commission File Number)	74-1591073 (IRS Employer Identification No.)
6655 Lancer Blvd., San Antonio, Texas	78219
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (210) 310-7000

Item 5. Other Events

The registrant's press release dated July 29, 2002, regarding its financial results for the period ended June 30, 2002, including unaudited consolidated financial statements for the period ended June 30, 2002, is attached as Exhibit 99.3.

Item 7(c). Exhibits

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  99.3    News Release dated July 29, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCER CORPORATION (Registrant)
July 29, 2002	By:	/s/ GEORGE F. SCHROEDER George F. Schroeder President

EXHIBIT INDEX

99.3    News Release dated July 29, 2002.